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Exhibit 10.1.4

Exhibit A

SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
2/12/1997	Golf Legends Ltd., Inc. P.O. Box 2038 1500 Legends Drive Myrtle Beach, SC 29578	$30,647,030	1,532,352		57-0886834
4/2/2001	Legends (conversion)		(294,613)
7/31/2001	Redemption at disposition	(14,852,868)	(1,237,739)
7/31/2001	Residual Value	(15,794,162)

	Golf Legends Ltd., Inc. Total	$—	—	0.00%
2/12/1997	Seaside Resorts Ltd., Inc. 1500 Legends Drive Myrtle Beach, SC 29578	$16,129,118	806,456		57-0729308
7/31/2001	Redemption at disposition	(9,677,472)	(806,456)
7/31/2001	Residual Value	(6,451,646)

	Seaside Resorts Ltd., Inc. Total	$—	—	0.00%
2/12/1997	Heritage Golf Club, Ltd., Inc. 1500 Legends Drive Myrtle Beach, SC 29578	$16,031,230	801,561		57-0818596
1/6/1999	Heritage (conversion)		(11,700)
7/31/2001	Redemption at disposition	(9,478,332)	(789,861)
7/31/2001	Residual Value	(6,552,898)

	Heritage Golf Club, Ltd., Inc. Total	$—	—	0.00%
2/12/1997	Legends of Virginia L.C. 1500 Legends Drive Myrtle Beach, SC 29578	$11,963,738	598,187		57-1003883
4/2/2001	Legends (conversion)		(598,187)
7/31/2001	Residual Value	(11,963,738)		0.00%

	Legends of Virginia L.C. Total	$—	—
2/12/1997	Northgate 16055 Northgate Forest Drive Houston, TX 77068	$3,797,071	189,854		76-0527250
5/20/1998	Northgate (redemption)	(158,969)	(5,000)
1/6/1999	Northgate (conversion)	—	(30,000)
3/2/2001	Northgate (conversion)		(60,581)
3/26/2002	Northgate (redemption)	(534,999)	(94,273)
3/26/2002	Residual Value	(3,103,103)

	Northgate Total	$—	0	0.00%

Exhibit A

SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
2/12/1997	Olde Atlanta Golf Club Limited Partnership c/o The Crescent Company 1580 S. Milwaukee Ave., Suite 101 Libertyville, IL 60048	$1,444,926	72,246		36-3834881
4/13/1998	Olde Atlanta (redemption)	(62,838)	(2,000)
5/20/1998	Olde Atlanta (redemption)	(64,018)	(2,000)
8/21/1998	Olde Atlanta (redemption)	(52,388)	(1,500)
12/10/1998	Olde Atlanta (redemption)	(30,166)	(1,150)
1/20/1999	Olde Atlanta (redemption)	(66,079)	(2,500)
4/6/1999	Olde Atlanta (conversion)	—	(2,000)
5/1/1999	Olde Atlanta (recapitalization)	683,967	30,826
5/27/1999	Olde Atlanta (conversion)		(2,000)
7/15/1999	Olde Atlanta (conversion)		(3,500)
1/10/2000	Olde Atlanta (conversion)		(3,300)
1/26/2000	Olde Atlanta (conversion)		(4,100)
4/28/2000	Olde Atlanta (correction from 3/24/99)		2,000
8/14/2000	Olde Atlanta (conversion)		(10,600)
7/9/2001	Redemption at disposition	(757,037)	(70,422)
7/9/2001	Residual Value	(1,096,369)

	Olde Atlanta Total	$—	—	0.00%
2/12/1997	Bright's Creek Development Co. LLC 104 Cotton Creek Drive Gulf Shores, AL 36542	$2,119,005	105,950		63-1120089
5/1/2001	Redemption at disposition	(1,271,400)	(105,950)
5/1/2001	Residual Value	(847,605)

	Bright's Creek Development Co. LLC Total	$—	—	0.00%
10/31/1996	David Dick Joseph 14 North Adger's Wharf Charleston, SC 29401	$—	12,500	0.00%	###-##-####
12/14/1999	David Dick Joseph (conversion)		(12,500)

	David Dick Joseph Total	$—	—	—

Exhibit A

SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
2/4/1997	W. Bradley Blair, II 14 North Adger's Wharf Charleston, SC 29401	$—	12,500	0.00%
12/31/2002	W. Bradley Blair, II (conversion)		(12,500)

	W. Bradley Blair, II Total	$—	—
2/4/1997	James Hoppenrath 422 1/2 Marguerite Ave. Corona Del Mar CA 92625	$—	3,750	0.00%	###-##-####
1/6/2000	James Hoppenrath (conversion)		(3,750)

	James Hoppenrath Total	$—	—
6/20/1997	Golf Host Resorts, Inc. c/o Starwood Capital Group, LP Three Pickwick Plaza, Suite 250 Greenwich, CT 06830	$—	274,039	0.00%	84-0631130
3/3/2000	Golf Host (conversion)		(274,039)

	Golf Host Resorts, Inc. Total	$—	—
9/2/1997	John J. Rainieri, Sr. Betty Rainieri 4350 Mayfair Road Uniontown, OH 44685	$3,198,168	114,237		###-##-#### ###-##-####
1/4/2001	Redemption at disposition	(910,632)	(75,886)
5/16/2001	Redemption at disposition	(460,212)	(38,351)
5/16/2001	Residual Value	(1,827,324)

	John J. Rainieri, Sr. Total	$—	0	0.00%
9/2/1997	Raintree Country Club, Inc. 4350 Mayfair Road Uniontown, OH 44685	$204,138	7,292	0.00%	34-1736212
1/4/2001	Raintree (redemption at disposition)	(87,504)	(7,292)
1/4/2001	Residual Value (Value at Issue—Value at Redemption)	(116,634)

	Raintree Country Club, Inc. Total	$—	—	0.00%

Exhibit A

SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
9/30/1997	Eagle Watch Golf Club, Limited Partnership c/o E. Neal Trogdon The Crescent Company 1580 South Milwaukee Avenue, Suite 101 Libertyville, IL 60048	$1,890,682	70,158		36-3903287
11/2/1998	Eagle Watch (redemption)	(64,199)	(2,150)
5/21/1999	Eagle Watch (conversion)		(1,250)
4/28/2000	Eagle Watch (correction from 3/24/99)		(2,000)
7/9/2001	Redemption at disposition	(696,149)	(64,758)
7/9/2001	Residual Value	(1,130,335)

	Eagle Watch Total	$—	—	0.00%
10/17/1997	Properties of the Country, Inc. 102 West Crestview Circle, Suite 100 Louisburg, KS 66053	$500,000	19,231		48-1157265
3/16/2001	Redemption at disposition	(230,772)	(19,231)
3/16/2001	Residual Value	(269,228)

	Properties of the Country, Inc. Total	$—	—	0.00%
11/25/1997	Granite Golf Corporation 1510 N. Hayden Road, Suite 7 Scottsdale, AZ 85260	$650,000	24,424		86-0926890
7/2/1999	Granite Golf (redemption)	(200,257)	(8,393)
7/27/1999	Granite Golf (redemption)	(237,935)	(10,354)
8/13/1999	Granite Golf (redemption)	(125,746)	(5,677)
8/13/1999	Residual Value	(86,062)
	(Value at Issue—Value at Redemption)	—	—	0.00%

	Granite Golf Corporation Total	$—	—
12/19/1997	Stonehenge Golf Development, LLC 90 Mallet Hill Road Columbia, SC 29223	$4,500,000	169,811		56-2027442
1/10/2000	Stonehenge Golf (conversion)		(50,000)
6/20/2000	Stonehenge Golf (conversion)		(25,471)
3/26/2002	Stonehenge Golf (conversion)		(94,340)
8/13/1999	Equity Reclass	(4,500,000)

	Stonehenge Golf Development, LLC Total	$—	—	0.00%

Exhibit A

SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
1/16/1998	Mystic Creek Golf Club, Limited Partnership 1303 West Commerce Road Milford, MI 48380	$1,500,000	52,724	0.00%	38-3187304
9/20/2002	Mystic Creek (redemption)	(91,792)	(52,724)
9/20/2002	Residual Value (Value at Issue—Value at Redemption)	(1,408,208)

	Mystic Creek Golf Club Total	$—	—
2/1/1998	Okeechobee Championship Golf, Inc. 2100 Emerald Dunes Drive West Palm Beach, FL 33411	$6,138,369	227,347 (1)	0.00%	65-0115196
9/7/2001	Redemption at disposition	(2,289,924)	(218,088)
9/7/2001	Residual Value (Value at Issue—Value at Redemption)	(3,598,452)
9/10/2002	Cancelled	—	(9,259)
9/10/2002	Residual Value (Value at Issue—Value at Redemption)	(249,993)

	Okeechobee Championship Golf, Inc. Total	$—	—

(1)
Includes 218,088 Class A Common Units issued with a valuation of $5,888,376 and 9,259 Class B Common OP Units issued with a valuation of $249,993

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
5/22/1998	Eagle Ridge Lease Company LLC 16100 N. Greenway-Hayden Loop Scottsdale, AZ 85260	$1,198,750	35,794	0.45%	52-2099405
5/28/1998	Golf Classic Resorts, LLC 536 South Avenue Glencoe, IL 60022	$879,995	26,357	0.00%	85-0453484
11/26/1999	Golf Classic Resorts (redemption)	(199,633)	(11,577)
12/31/1999	Golf Classic Resorts (redemption)	(34,517)	(2,060)
2/7/2000	Golf Classic Resorts (redemption)	(221,408)	(12,720)
2/7/2000	Residual Value (Value at Issue—Value at Redemption)	(424,437)

	Golf Classic Resorts, LLC Total	$—	—
8/28/1998	Osage National Golf Club LLC 900 Hickory Street St. Louis, MO 63104	$3,451,068	124,700		43-1735431
6/30/1999	Osage (Redemption)	(1,393,382)	(58,576)
6/20/2000	Osage (Redemption)	(1,055,101)	(66,124)
6/20/2000	Residual Value (Value at Issue—Value at Redemption)	(1,002,585)

	Osage National Golf Club LLC Total	$—	—	0.00%

Exhibit A

SCHEDULE OF PARTNERS,
ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

Date Admitted	Name and address of partners	Value of non-cash capital contribution	Partnership units issued	Approx. Percentage Interests	Federal ID #
12/14/1998	Brentwood Golf & Country Club, Inc. 4801 Faircourt, West Bloomfield, MI 48322 PO Box 386, Union Lake, MI 48387	$650,000	24,482	0.00%	38-3148750
6/20/2000	Brentwood (Redemption)	(390,645)	(24,482)
6/20/2000	Residual Value	(259,355)

	Brentwood Golf & Country Club, Inc. Total	$—	—
12/22/1998	Gutta-Percha Golf, Inc. 365 W. California Blvd. Suite 2 Pasadena, CA 91105	$870,000	32,986	0.00%	95-4493507
9/5/2000	Palm Desert (Redemption)	(460,785)	(32,986)
9/5/2000	Residual Value	(409,215)

	Gutta-Percha Golf, Inc. Total	$—	—
2/4/1997	GTA LP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$—	7,868,789	99.34%	58-2290326
2/4/1997	GTA GP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$—	16,154	0.20%	58-2290217
Total Common OP Units			7,920,737	100.00%
Series A Preferred OP Units
4/2/1999	GTA LP, Inc. 14 North Adger's Wharf Charleston, SC 29401	$20,000,000	800,000	100%
Series B Preferred OP Units
5/11/1999	Metamora Golf Operating Company, L.L.C. c/o Total Golf, Inc. 1303 W. Commerce Drive Milford, MI 48380	$295,003	10,169		38-3462287
9/25/2000	Redemption at Disposition	(295,003)	(10,169)

	Metamora Golf Operating Company, L.L.C.	$—	—	0.00%
Series C Preferred OP Units
7/28/1999	Burning Embers Corporation 801Aaron Smith Drive Bridgeport, WV 26330	$1,350,000.00	48,949		55-0720833
6/20/2001	Redemption (foreclosure on collateral)	(1,350,000)	(48,949)

	Burning Embers Corporation Total	$—	—	0.00%

QuickLinks

  Exhibit 10.1.4
Exhibit A
SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS
Exhibit A
SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS
Exhibit A
SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS
Exhibit A
SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS
Exhibit A
SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS
Exhibit A
SCHEDULE OF PARTNERS, ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS